Exhibit 99.906Cert

Form N-CSR Item 11(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Worldwide Health Sciences Portfolio (the “Portfolio”) that:

(a)          the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended February 28, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)         the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Worldwide Health Sciences Portfolio

Date: April 21, 2005

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer as of February 28, 2005

Date: April 21, 2005

/s/ Kevin M. Connerty
Kevin M. Connerty
Treasurer

Date: April 21, 2005

/s/ Samuel D. Isaly
Samuel D. Isaly
President